UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2011

 EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)
(614) 474-4001
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Michael Weiss Employment Agreement

On September 1, 2011, Express, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the employment agreement with Michael Weiss, the Company's President and Chief Executive Officer. Pursuant to the Amendment, Mr. Weiss has voluntarily agreed that he will no longer be entitled to any tax gross-up payments from the Company, including tax gross-up payments on perquisites and taxes under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended. Mr. Weiss will not receive any remuneration from the Company in exchange for agreeing to the Amendment.

The foregoing summary is qualified in its entirety by reference to the complete text of the Amendment, which is incorporated herein by reference and a copy of which is included with this Current Report on Form 8-K as Exhibit 10.1.

Other Named Executive Officer Compensation Changes

On September 1, 2011, the Compensation and Governance Committee (the “Committee”) of the Board of Directors of the Corporation approved the grants of 26,191 shares of restricted stock to each of (1) Matthew C. Moellering, Executive Vice President- Finance, Chief Administrative Officer, Chief Financial Officer, Secretary, and Treasurer; (2) David Kornberg, Executive Vice President - Men's Merchandising and Design; and (3) John J. (“Jack”) Rafferty, Executive Vice President - Planning and Allocation. One half of the restricted stock is scheduled to vest on September 1, 2013 and the remainder is scheduled to vest on September 1, 2015. The restricted stock was granted pursuant to the Corporation's 2010 Incentive Compensation Plan and form of restricted stock grant agreement, each of which has been filed with the Securities and Exchange Commission as an exhibit to the Corporation's registration statement on Form S-1, as amended (File No. 333-164906).

In addition, the Committee approved an increase in Mr. Moellering's seasonal incentive compensation target from 75% to 80% of his base salary, effective for the Fall 2011 season. For a description of the Corporation's seasonal performance-based cash incentive plan, see the Corporation's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Amendment No. 1 to Letter Agreement, made and entered into on September 1, 2011, by and between Express, Inc. and Michael Weiss.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.
Date: September 2, 2011	By	/s/ Matthew C. Moellering
Matthew C. Moellering
Executive Vice President, Chief Administrative Officer, Chief Financial Officer, Treasurer and Secretary